UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)

                                     OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 13, 1999


                             POWER EXPLORATION, INC
                             ----------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)


        000-09419                                        84-0811647
        ---------                                        ----------
   (Commission File Number)                 (IRS Employer Identification Number)


                              5416 BIRCHMAN AVENUE
                             FORT WORTH, TEXAS 76107
                             -----------------------
                    (Address of principal executive offices)


                                 (817) 377-4460
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
             (Former name or address, if changed since last report)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

          On December 9, 1999 the Registrant acquired approximately 32 sets of oil leases, representing mineral rights to approximately Two Hundred Forty (240) producing oil wells, as well as approximately 39 injection wells, in the Corsicana Shallow Field, Navarro County, Texas (collectively, the "Oil Leases"). The Registrant acquired the Oil Leases from Rife Oil Properties, Inc., a Nevada corporation ("Rife Oil"), as set forth in the attached Acquisition Agreement, Exhibit A. By the same agreement, the Registrant also acquired approximately $950,000 of debt owed to Rife Oil. In exchange for both the Oil Leases and the debt, the Registrant paid a total of Nine Million (9,000,000) shares of its common stock, restricted under Rule 144 of the Securities Act of 1933. The source of the stock used to make the purchase was from the Registrant's authorized but unissued common stock. The purchase price was determined based on the fact that the closing price of Registrant's common stock on the OTC-BB was $2 5/8 as of 12/9/99, the stock used to purchase the assets was restricted and therefore valued at half its market price, and its estimate that the Oil Leases and the debt together were worth approximately $11.8 million. Moreover, the purchase price was based on estimates of potential production from certified engineers that the undiscounted cash flow derived from these leases could exceed $200 million over a five year period. M.O. Rife III is the Chairman of the Board of Directors of the Registrant, and is also President and majority owner of Rife Oil Properties, Inc. Rife used the leases as part of its business of oil exploration and production, and Registrant intends to continue using the leases as part of its oil exploration and production business.

ITEM 7:           FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are included:

     Exhibit 1. Acquisition Agreement dated December 8, 1999, by and between Power Exploration, Inc. and Rife Oil Properties, Inc.

     Exhibit 2. Financial Statements to be filed with an amendment hereto within sixty (60) days.

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 1999


                                            POWER EXPLORATION, INC.

                                            BY:   /s/
                                               ----------------------------
                                            Name:    Joe Bill Bennett
                                            Title:            President

                                        2